Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes
Income Taxes

19. Income Taxes

The calculation of the tax charge is as follows:

	2019	2018	2017
	(€ in thousands)
Income tax based on domestic rate	14,261	9,106	10,918
Tax effect of:
Different tax rates in foreign jurisdictions	17	—	—
Non-deductible expenses	(1,501)	(818)	(634)
Stock issue expenditures that are deductible	843	1,448	—
Change in unrecognized deductible temporary differences	(7)	(25)	(25)
Current year losses for which no deferred tax asset was recognized	(13,703)	(9,712)	(10,261)
Under-provision in previous years	(42)	—	—
Income tax charge	(132)	(1)	(2)
Effective tax rate	—%	—%	—%

The Company recognizes deferred tax assets arising from unused tax losses or tax credits only to the extent that the Company has sufficient taxable temporary differences or there is convincing evidence that sufficient taxable profit will be available against which the unused tax losses or unused tax credits can be utilized. Management’s judgment is that such convincing evidence is currently not sufficiently available and a deferred tax asset is therefore only recognized to the extent that the Company has sufficient taxable temporary differences. Consequently, the Company has not recognized a deferred tax asset related to operating losses.

As per December 31, 2019, the Company has a total amount of € 218.7 million (2018: € 162.6 million, 2017: € 123.9 million) tax loss carry-forwards available for offset against future taxable profits. According to current tax regulations the first amount of the tax loss carry-forwards will expire in 2021.